SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement

Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
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GE Private Asset Management Funds, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Letterhead of GE Private Asset Management]

16501 Ventura Blvd, Suite 201
Encino, California 91436-2007
818 263-0003, Fax: 818 788-3954

August 5, 2005

Dear GE Contra Fund Stockholder:

The enclosed proxy statement for the GE Contra Fund contains important information about changes the Fund’s Board of Directors recommends for the Fund. Please read the enclosed proxy materials, consider the information and vote on the proposals. We encourage you to complete and mail your proxy card promptly because the Special Meeting of Stockholders will be held on September 9, 2005. Every stockholder vote is important.

At the meeting, you will be asked to vote upon the election of a Director and upon the approval of a plan to reorganize GE Private Asset Management Funds, Inc. (the “Company”) from a Maryland corporation into a Delaware statutory trust. If approved, the reorganization will enable the Company to operate under more modern and flexible charter documents, and one of the principal advantages of which will be the ability of the Fund’s Board to effect share splits and reverse share splits of the outstanding shares of GE Contra Fund from time to time without incurring the expenses associated with obtaining shareholder approval of each such transaction.

The Board of Directors of the Company has unanimously approved these recommendations and believes they are in the best interests of the Fund and its stockholders. The Directors recommend that you vote in favor of each of the proposals in the proxy statement.

Thank you for your response and for your continued investment with GE Private Asset Management and in the GE Contra Fund.

Sincerely,

/s/ Gurinder S. Ahluwalia
Gurinder S. Ahluwalia President
GE Private Asset Management Funds, Inc.

GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
16501 Ventura Blvd, Suite 201,
Encino, California 91436-2007
(800) 238-0810
______________________

Notice of Special Meeting of Stockholders
of
GE Contra Fund, a Series of GE Private Asset Management Funds, Inc.

______________________

To Be Held September 9, 2005

To the Stockholders of the GE Contra Fund:

A special meeting of stockholders of the GE Contra Fund (the “Fund”), the sole series of GE Private Asset Management Funds, Inc., a Maryland corporation (the “Company”), will be held at the offices of the Company, 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007 on September 9, 2005, at 10:00 a.m., Pacific time (the “Meeting”). At the Meeting, stockholders will be asked to:

1.  Vote upon the election of a Director, as described in Proposal 1 of the attached proxy statement;

2.  Vote upon the approval of a plan to reorganize the Company from a Maryland corporation into a Delaware statutory trust, including the liquidation and dissolution of the Company, as described in Proposal 2 of the attached proxy statement;

3.  Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on August 1, 2005 (the “Record Date”), will be entitled to receive this notice and to vote at the Meeting.

By Order of the Board of Directors,

/s/ Regina M. Fink
Regina M. Fink Secretary

Your vote is important regardless of how many
shares you owned on the Record Date.
______________________

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may authorize proxies to cast your vote by Internet or by telephone by following the instructions on the enclosed proxy card. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

GE PRIVATE ASSET MANAGEMENT FUNDS, INC.

GE CONTRA FUND

FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 9, 2005

______________________

PROXY STATEMENT
______________________

Proxies are being solicited by the Board of Directors of GE Private Asset Management Funds, Inc., a Maryland corporation (the “Company”), for a special meeting of stockholders of the GE Contra Fund (the “Fund”), the only outstanding series of the Company, to be held at 10:00 a.m. (Pacific time) on September 9, 2005, at 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007, and at any and all adjournments and postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement will be first mailed to stockholders on or about August 10, 2005. Because the Fund is the only outstanding series of the Company, all references to the “Fund” in this proxy statement include the “Company.”

The Board of Directors has fixed the close of business on August 1, 2005 as the record date (the “Record Date”) for determining holders of the Fund’s shares entitled to notice of and to vote at the Meeting. Each stockholder will be entitled to one vote for each share held. At the close of business on the Record Date, the Fund had 76,159,088,504 shares outstanding.

Each share of the Fund is entitled to one vote on each Proposal and on any other matter that is properly presented at the Meeting. Each valid proxy that we receive will be voted in accordance with your instructions and in the discretion of the proxy holders on such other business as may properly come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR each Proposal. Stockholders who execute proxies may revoke them at any time before they are voted, either by submitting a revocation in writing to the Company, executing and submitting subsequently dated proxies in writing to the Company or by voting in person at the Meeting.

The presence, in person or by proxy, of stockholders entitled to cast one-third of the votes entitled to be cast at the Meeting will constitute a quorum for the conduct of business. Proposal 1 will require the affirmative vote of a plurality of all votes cast at the Meeting. Proposal 2 will require the affirmative vote of a majority of all number of votes entitled to be cast on such proposal. The stockholders may adjourn the Meeting to another date and time by the affirmative vote of a majority of votes cast on the matter, whether or not a quorum is present, and the meeting may be held on the new date and time up to 120 days from the Record Date with no other notice other than the announcement of the new date, time and place at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a proposal. They will vote against any such adjournment those proxies required to be voted against a proposal and will abstain from voting on adjournment those proxies that direct them to abstain from voting on a proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the Record Date (in which case the Board of Directors will set a new record date), the Company will give notice of the adjourned meeting to the stockholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Proxies may be authorized by mail or electronically by Internet or telephone. Each stockholder who provides voting instructions electronically will be able to validate that his, her or its voting instructions were received correctly.

All shares represented at the meeting in person or by proxy, including abstentions and broker non-votes (where the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of a Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that Proposal. With respect to Proposal 1, abstention and broker non-votes, if any, will have no effect. Abstentions and broker non-votes, if any, effectively result in a vote “against” Proposal 2. The Board of Directors recommends that you vote in favor of each Proposal.

The cost of soliciting proxies, to the extent they are incurred in connection with Proposal 2, will be borne by GE Private Asset Management, Inc. (“GEPAM”), the investment adviser to the Fund. Costs that are not related to these Proposals will be borne by the Fund. GEPAM has hired Computershare Fund Services, at an anticipated cost of approximately $10,000, to solicit proxies from brokers, banks, other institutional holders and individual stockholders. In addition to solicitation by mail, some officers and employees of GEPAM and its affiliates, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. It is expected that this proxy statement will first be mailed to stockholders on or about August 10, 2005.

As of the Record Date, GE Financial Trust Company, 3200 North Central Avenue, 6th Floor, Dept. 612, Phoenix, Arizona 85012, owned of record 100% of the outstanding shares of the Fund. GE Financial Trust Company may be deemed to control the Fund because its affiliate, GEPAM, has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients. GEPAM has investment and voting discretion with respect to those shares, but is seeking voting instructions from the underlying beneficial owners of those shares (who are GEPAM’s advisory clients) because of the conflict of interest GEPAM has in voting for these proposals. GEPAM will vote the shares according to the instructions it receives. GEPAM will vote shares with respect to which it does not receive executed proxies from underlying beneficial owners in the same proportion as those shares for which it does receive executed proxies. This is also know as “mirror voting” or “echo voting.”

As of August 1, 2005, and except through their official positions with GEPAM, the officers and Directors did not own either individually or collectively, more than 1% of the outstanding shares of the Fund.

PROPOSAL 1
ELECTION OF DIRECTOR

Q:	Why is the Fund seeking to elect a Director?

At the Special Meeting, stockholders will consider and vote on the election of one Interested Director. The current Interested Director and Chairman of the Board of Directors of the Company, Michael J. Cosgrove, has resigned as Chairman and Director of the Company. The Board of Directors unanimously elected Gurinder S. Ahluwalia to fill the vacancy and are submitting him for election by stockholders as an Interested Director at the Special Meeting.

Q:	How was the nominee selected?

Mr. Ahluwalia is President, Chief Executive Officer and Chairman of the Board of GE Private Asset Management, Inc., adviser to the Fund, and as such is an Interested Person to the Fund. Because the vacancy in the Board of Directors was for an Interested Director, the full Board of Directors elected Mr. Ahluwalia, the President and Chairman of the Fund, and resolved to submit him for election as an Interested Director by stockholders at the Special Meeting.

Q:	How long would the nominee serve?

Stockholders will vote at the Meeting to elect one Director of the Company. The Director so elected will hold office from the date of the Special Meeting until his successor is elected and qualifies or until his earlier death, resignation or removal. The Company’s Bylaws provide that it will not be required to hold meetings of stockholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of stockholders unless such stockholder action is required. Accordingly, the Director elected at the Meeting will hold office until the Fund is required by law to hold an election of Directors and a successor Director is elected and qualifies.

As a nominee for election to the Board of Directors, Mr. Ahluwalia has consented to be named in this Proxy Statement and to serve as a Director if elected. None of the members of the Board of Directors has any reason to believe that the nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

Q:	Who is the nominee for Director and who are the current Directors and officers?

Nominee for Director Who Is an Interested Person

The name, age, business experience and certain other affiliations during the past five years, and other directorships of the nominee for the Board of Directors are set forth below:

Name: Gurinder S. Ahluwalia
Age: 40
Address: c/o GE Private Asset Management Funds, Inc., 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007
Position: Director
Principal Occupation for Last Five Years: President and Chief Executive Officer of GEPAM since January 2004; Senior VP of GE Financial Assurance 2002-2004; Chief Risk Officer at GE Edison Life in Japan 2000-2002; VP Quality at GEFA Direct 1997-2000
Number of Investment Companies in Fund Complex That Would Be Overseen by Nominee, If Elected: 1
Other Directorships Held by Nominee: Centurion Capital Group Inc., Centurion Financial Advisers Inc., GE Financial Trust Company and GEPAM.

Mr. Ahluwalia has served as the President of the Fund since 2004 and serves as a Director, President and Chief Executive Officer of GEPAM. Accordingly, he is considered to be an interested person of the Company, as defined under Section 2(a)(19) of the 1940 Act.

Remaining Directors Who Are Not Interested Persons

The names and ages of the current Directors of the Fund, together with information as to their position(s) with the Fund and length of time served; principal occupation during the past five years; and other directorships currently held by each Director are set forth below:

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
John A. Fibiger c/o GE Private Asset Management Funds, Inc., 16501 Ventura Blvd, Suite 201, Encino, CA 91436-2007 Age 73	Director	Since 2004	Retired; Former Chairman and President of Transamerica Life Companies, Los Angeles, California Other Directorships Held: Member of Board of Advisors, The Menninger Foundation (supports a clinic dedicated to treatment of mental illnesses); Life Trustee, Museum of Science, Boston, Massachusetts	1	The Menninger Foundation; Museum of Science; Fidelity Life Association
Dwight M. Jaffee c/o GE Private Asset Management Funds, Inc., 16501 Ventura Blvd, Suite 201, Encino, CA 91436-2007 Age 62	Director	Since 2004	Professor of Finance and Real Estate and Willis H. Booth Professorship in Banking and Finance II, Walter A. Haas School of Business University of California, Berkeley	1	Fisher Center for Real Estate and Urban Economics, Real Estate Academic Group, both at Walter A. Haas School of Business, University of California, Berkeley California

*  Each Director and officer serves until his or her respective successor has been duly elected and qualified.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Douglas A. Paul c/o GE Private Asset Management Funds, Inc., 16501 Ventura Blvd, Suite 201, Encino, CA 91436-2007 Age 58	Director	Since 2004	Consultant; Chief Compliance Officer, USBank Asset Management, 2004-2005; Partner, Kirkpatrick & Lockhart LLP, 2000-2002 (law firm); Director of Compliance, Associate General Counsel, Vice President, American Century Investments, 1995-2000 (investment advisory firm)	1	Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

*  Each Director and officer serves until his or her respective successor has been duly elected and qualified.

Executive Officers

The preceding section under the heading “Nominee for Director Who Is an Interested Person” gives information regarding Mr. Ahluwalia, the President of the Fund since 2004. The following table sets forth each other officer’s name; position(s) with the Fund and length of time served; and principal occupation during the past five years.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas Rose GEPAM, 16501 Ventura Blvd, Suite 201, Encino, CA 91436-2007 Age 43	Treasurer	Since 2003
Vice President of GEPAM; Vice President of GEPAM since 10/2002; Vice President, Operations Planning and Analysis, GE Financial Advisers, Inc. from 1/2002 to 10/2002; Director, Operations, GE Financial Advisers, Inc. from 1/2001 to 12/2001; Director, e- Business, GE Financial Advisers, Inc. from 8/2000 to 12/2000; Vice President, Quality, GE Client Business Services, Inc. from 7/1999 to 7/2000

Regina M. Fink GEPAM, 16501 Ventura Blvd, Suite 201, Encino, CA 91436-2007 Age 49	Secretary and Vice President	Since 2004	Vice President, Sr. Counsel and Secretary of GEPAM since 5/02; Counsel at Transamerica Occidental Life Insurance Company 1993-2002

Additional Information about the Board of Directors

For the fiscal year ended September 30, 2004, the Board of Directors met 4 times, and the Nominating Committee met 1 time. All of the Directors then serving attended at least 75% of the meetings of the Board of Directors and applicable committees held during the fiscal year. The Company does not have a policy with regard to Board attendance at annual meetings. None of the board members attended the prior year’s annual meeting.

The Directors have established procedures whereby stockholders may bring matters to the attention of the Board of Directors. To communicate with the Board of Directors or to request a copy of those procedures, please send your correspondence to: Board of Directors, GE Contra Fund, 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007.

The Board of Directors has a Nominating Committee (the “Committee”) consisting of every Director who is not an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Directors who are not interested persons of the Fund are referred to in the proxy statement as the “Independent Directors” and Directors who are interested persons of the Fund are referred to as the “Interested Directors.” The Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board of Directors; and (b) for selection and nomination as Interested Directors by the full Board of Directors. In considering a candidate’s qualifications,

* Each Director and officer serves until his or her respective successor has been duly elected and qualified.

the Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. When the Board of Directors has or expects to have a vacancy for an Independent Director, the Committee receives and reviews information on individuals qualified to be recommended to the full Board of Directors as nominees for election as Directors, including any recommendations by stockholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Committee, however, will review stockholders’ recommendations to fill vacancies on the Board of Directors if these recommendations are submitted in writing and addressed to the Committee at the Fund’s offices.

In addition to the Nominating Committee, the Board of Directors has an Audit Committee, which is likewise composed of all of the Independent Directors. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Company’s independent auditors to the manager and affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the Fund’s most recent fiscal year, the Audit Committee met 1 time.

As of the Record Date, none of the directors who are not “interested persons” of the Fund as defined in the 1940 Act, or his immediate family members, beneficially owned or owned of record any securities in the manager or principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the Fund.

The table below shows the compensation paid by the Company and other GE Financial mutual funds to each Director during the Company’s last fiscal year. The Company does not pay pension or retirement benefits to its Directors and officers.

No employee of GEPAM or any of its affiliates receives any compensation from the Company for acting as a Director or officer of the Company. Currently, each Independent Director receives an annual fee of $5,000 for services as Director, $1,000 for each in-person and $500 for each telephonic and $500 for each committee meeting of the Board of Directors attended by the Director and is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended September 30, 2004, such expenses totaled $25,500.

For the fiscal year ended September 30, 2004, the Directors were paid the following compensation as a director of the Company and as trustees of certain mutual funds advised by an affiliate of GEPAM.*

Name of Director	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Directors
John A. Fibiger(1)	$0	$0
Dwight M. Jaffee(1)	$0	$0
Douglas A. Paul(1)	$0	$0

(1)
As of September 30, 2004, Messrs. Fibiger, Jaffee and Paul served as Directors of 1 investment company advised by GEPAM or its affiliates and the compensation is for their services as Directors of this company.

*      The Fund does not share the same investment adviser or principal underwriter of such other mutual funds, and does not hold itself out to investors as a related fund for purposes of investment and investor services.

Listed below is a dollar range of securities of the Fund beneficially owned by the nominee and each Director together with the aggregate dollar range of equity securities in all registered investment companies affiliated with the Fund and overseen by the Director as of December 31, 2004:

Name of Nominee or Director	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Gurinder S. Ahluwalia	$0	$0
John A. Fibiger	$0	$0
Dwight M. Jaffee	$0	$0
Douglas A. Paul	$0	$0

The Board of Directors unanimously recommends that stockholders vote FOR the Nominee listed in Proposal 1 above to serve as a Director of the Fund.

PROPOSAL 2

REORGANIZATION OF GE PRIVATE ASSET MANAGEMENT FUNDS, INC. FROM A MARYLAND CORPORATION INTO A DELAWARE STATUTORY TRUST, INCLUDING THE LIQUIDATION AND DISSOLUTION OF THE COMPANY

The Board of Directors has approved a plan, substantially in the form attached to this proxy statement as Exhibit A, to reorganize the Company, which is organized as a Maryland corporation, into GE Private Asset Management Funds, a newly formed Delaware statutory trust (the "Trust"), including the liquidation and dissolution of the Company. The purpose of the reorganization into a Delaware statutory trust is to lower costs and improve administration of the Fund. The Board of Directors anticipates that, immediately following the effectiveness of the proposed reorganization, as trustees of the Trust they will approve a 1,000-for-1 reverse share split of the Trust’s outstanding shares. To proceed with the reorganization, we need stockholder approval. The next several pages outline the important details of the plan of reorganization.

Q:	Why Is the Company Seeking to Reorganize as a Delaware Statutory Trust?

The Company is a Maryland corporation. The Board of Directors of the Company has determined that mutual funds formed as Delaware statutory trusts have certain advantages over those funds organized as Maryland corporations.

Delaware law contains provisions specifically designed for mutual funds which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens, without sacrificing the federal or state advantages of a mutual fund. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. For example, a fund organized as a Delaware statutory trust can structure its governing documents to enable it to more easily obtain desired Board or shareholder approvals, and can potentially accomplish certain actions, such as fund reorganizations or liquidations or stock splits or reverse stock splits, without first obtaining shareholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding analogous issues pertaining to Delaware statutory trusts. This could benefit the Trust by, for example, making litigation involving the interpretation of provisions in the Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. A comparison of Maryland corporate law and Delaware statutory trust law is set forth below.

For these reasons, the Board of Directors unanimously adopted resolutions approving and recommending that stockholders of the Fund authorize the proposed reorganization into a Delaware statutory trust and the liquidation and dissolution of the Company.

Q:	How Will the Reorganization Be Accomplished?

The Reorganization Agreement. The Company's Board of Directors has approved a written reorganization agreement for the Company. It spells out the terms and conditions that will apply to the Company's reorganization into the Trust.

The Steps in the Reorganization. In essence, the reorganization will have three steps.

First, we will establish prior to the Special Meeting a Delaware statutory trust called GE Private Asset Management Funds with a single series of shares (investment portfolios) that corresponds to the Fund. The series of the Trust will issue a single share to the Fund. If the stockholders approve the reorganization, such share will be voted to elect the Company's Directors as the Trustees of the Trust, to approve the Fund's investment advisory and sub-advisory agreements as the forms of advisory and sub-advisory agreements for the series of the Trust, and to approve the Fund's distribution plan and other agreements with the Fund’s service providers for the series of the Trust.

Second, the Fund will transfer all of its assets and liabilities to the series of the Trust. In exchange, the Fund will receive shares of the series of the Trust with a total value equal to the value of the assets it is transferring (net of the Fund's liabilities).

Third, the Trust will open an account for each stockholder of the Fund, and will credit each stockholder with the exact number of full and fractional shares of the series of the Trust equal to the number of full and fractional shares of the Fund that such stockholder owned in the Fund on the date of the reorganization. The Trust will continue the business of the Fund. New certificates representing shares in the series of the Trust will not be issued. Following the effectiveness of the reorganization, the officers of the Company will then take all steps necessary to dissolve the Company and shares of the Fund held by stockholders will be cancelled in the dissolution of the Company.

The Effective Date of the Reorganization. If the reorganization is approved by the stockholders, it will take place as soon as feasible after the Company receives the necessary regulatory approvals and legal opinions. We think this should be accomplished by September 15, 2005. However, at any time before the reorganization, the Board of Directors of the Company may decide that it is not in the best interests of the Company and its stockholders to go forward with the reorganization. If that happens, the Company will continue to operate as it is currently organized.

Q:	How Will the Reorganization of the Company Into a Delaware Statutory Trust Affect the Fund?

After the reorganization, you will own shares of the series of the Trust corresponding to your former shares of the Fund. The operations of the series of the Trust will not differ substantially from the Fund’s operations.

The Investment Objective and Policies Will Stay the Same. The investment objectives and policies of the series of the Trust will be the same as the corresponding series of the Fund.

The Investment Adviser, Sub-Adviser and Other Service Providers Will Stay the Same. GEPAM will continue to manage the series of the Trust for the same compensation as it currently receives from the Fund. We will treat stockholder approval of the reorganization as approval of a new investment advisory agreement between GEPAM and the Trust, and a new investment sub-advisory agreement between GEPAM and the current sub-adviser to the Fund, on the same terms as the Fund’s current agreements. The Trust will also enter into agreements with the Company's current distributor, administrator, custodian and other service providers on the same terms as the Company's current agreements.

Fees and Expenses Will Stay the Same. The fees and expenses of the Trust will be the same as the Company's, except for any savings or costs which may occur as a result of the reorganization. The Company will pay its own expenses of the reorganization, including expenses associated with the solicitation of proxies (estimated as about $25,000).

Share Price Will Not Be Affected By the Reorganization. Upon the consummation of the reorganization, the share price of the series of the Trust will be the same as the Fund's share price. Any declared but undistributed dividends or capital gains of the Fund will carry over in the reorganization. The reorganization will not cause the Fund's share price to go up or down, and you will still own the same number of shares. As discussed in more detail below, once the reorganization is consummated, the Board expects to approve a 1,000-for-1 reverse share split that will have the effect of increasing the net asset value per share of the Trust and reducing the total number of shares of the Trust outstanding.

Purchase and Redemption Procedures Will Not be Affected. The Trust will have the same purchase, redemption and exchange procedures as the Company, as described in the Company's current prospectus and statement of additional information.

The Company’s Directors and Independent Accountants Will Continue. Federal securities laws require that at least one-half of a mutual fund's directors be elected by its stockholders. While the Company more than meets this standard now, that technically will not be true once it reorganizes into the Trust. Rather than call another shareholder meeting to vote on Trustees of the Trust after the reorganization, we will treat stockholder approval of the reorganization as shareholder authorization to elect the Company's Directors to the same positions with the Trust. (If Proposal 1 to elect Mr. Ahluwalia as a Director is not approved, he will not be elected as a Trustee of the Trust.) This approach will avoid the expense of another shareholder meeting after the reorganization.

The Company operates with a September 30 fiscal year-end. The Trust will also have a September 30 fiscal year-end. The Company's current independent accountants will continue as the independent accountants for the Trust for the fiscal year ended September 30, 2005.

Federal Income Tax Consequences. We expect the reorganization of the Company into a Delaware statutory trust will have no federal income tax consequences for you or for the Fund. Following the reorganization, the adjusted federal tax basis of your shares of the series of the Trust will be the same as for your shares of the Fund. We do not expect stockholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

Elimination of Stock Certificates. The Trust will not issue share certificates, and will convert any outstanding stock certificates of the Fund to record entry form. In today's financial world, very few investors hold share certificates as physical evidence of their mutual fund investments. Instead, their mutual fund holdings are maintained and accounted for as "record entries" on the computer system of the fund's independent transfer agent. The main problems with share certificates are that they can be stolen or lost, and they must be returned before your shares can be redeemed or exchanged. In light of these problems, and the minimal demand for share certificates, they will no longer be issued after the reorganization. This will not happen automatically; we will arrange conversion details separately with you if you hold Fund stock certificates.

Q:	Why does the Board of Directors Anticipate Approving a 1,000-for-1 Reverse Share Split of the Trust’s Outstanding Shares Immediately Following the Effectiveness of the Reorganization?

Upon the consummation of the reorganization, the share price of the series of the Trust will be the same as the Fund's share price immediately before the effectiveness of the reorganization. As further described below, GEPAM and the Board of Directors believe that it will be in the best interest of both the Trust and its shareholders to effect a reverse share split of the shares of the series of the Trust immediately following the effectiveness of the reorganization in order to increase the net asset value per share of the Trust. On August 1, 2005, the net asset value per share of the Fund was $0.06. A low net asset value per share, particularly values below $1.00, is very unusual and can be confusing for shareholders and potential investors in the Trust. Accordingly, the Board of Directors of the Company expect that if the reorganization is approved by stockholders of the Fund, as Trustees of the Trust they will approve a 1,000-for-1 reverse share split of the outstanding shares of the series of the Trust. A reverse share split is a combination of a greater number of outstanding shares into a lesser number of outstanding shares. If the reverse split is effected, every 1,000 shares of the series of the Trust (as of the time that the reverse share split becomes effective) will be combined into one share and shareholders of the Trust will have their shares automatically converted (without any action on their part) into a number of shares equal to the number of shares of the series of the Trust held immediately prior to the reverse split divided by 1,000. The effect of the reverse share split would be to reduce the number of shares outstanding of the Trust while maintaining the Trust’s and each shareholder’s aggregate net asset value. The Board of Directors wishes to emphasize that the value of each shareholder’s aggregate investment in the Trust would remain unchanged as a result of effecting the proposed reverse share split. It will have no effect on the authorized number of the series of the Trust’s shares, only its outstanding number. The reverse share split will likely leave certain holders with fractional shares. The resulting fractional shares will have proportional rights to vote, receive dividends and liquidating distributions. The reverse share split will not affect any Trust shareholder’s proportionate equity interest in the Trust held immediately before the reverse split, or the rights, preferences or privileges of the Trust’s outstanding series of stock. Following the reorganization of the Company into a Delaware statutory trust, stockholder approval will not be required to effect the proposed reverse share split. If the reorganization is not approved by the Fund’s stockholders, the reverse share split will not take place without stockholder approval.

We expect that the reverse share split will be a tax-free recapitalization to the Trust and its shareholders. The foregoing is based on the federal income tax laws now in effect and as currently interpreted and does not take into account possible changes in those laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the shareholders of the Trust as a result of the reverse share split. Accordingly, each shareholder of the Trust should consult his or her own tax adviser regarding the specific tax consequences of the proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws. This statement is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person.

Q:	What are the Principal Differences Between a Delaware Statutory Trust and a Maryland Corporation?

Although federal securities laws regulate most of the operations of a mutual fund, they do not cover every aspect. State law and the Company's governing instruments fill in most of the gaps. The following discussion compares the Maryland General Corporation Law and the current charter and Bylaws of the Company with the Delaware law and documents that will apply if the Company reorganizes as a Delaware statutory trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. We simply want you to know how a Delaware statutory trust compares in certain key areas to a Maryland corporation--the Fund's present legal structure.

Directors and Trustees. The Company is governed by a Board of Directors elected by the stockholders. The Trust is governed by a similar board elected by its shareholders, called the Board of Trustees. If the reorganization is approved, the directors of the Company will become the Trustees of the Trust.

Series and Classes. The Company's governing instrument—its charter--authorizes the issuance of a specified number of shares of stock, which may be increased or decreased with approval of a majority of the Board of Directors, and also authorizes the Board of Directors to classify or reclassify any of the shares into one or more series of stock without stockholder approval. The Trust's governing instrument—its declaration of trust—allows it to issue an unlimited number of shares and to classify shares into series, which represent interests in separate portfolios of investments, without shareholder approval. In both cases, no series is entitled to share in the assets of any other series or can be charged with the expenses or liabilities of any other series.

The Company is authorized to divide each series of shares into separate classes (such as class A and B shares), which would represent interests in the same portfolio and have the same rights except as otherwise provided in the charter. The Trust's declaration of trust also authorizes the division and classification of shares of any series into one or more classes of such series. The Trust's declaration of trust also authorizes the division and combination of the shares of any series or class thereof into a greater or lesser number without shareholder approval. We do not currently intend to issue multiple classes of shares, although we might do so in the future.

Shareholder Liability. Stockholders of a Maryland corporation generally have no personal liability for the corporation's obligations. The corporation laws of all other states have similar provisions.

Shareholders of a Delaware statutory trust also are not personally liable for obligations of the Trust under Delaware law. However, similar statutory or other authority limiting business trust shareholder liability does not exist under the laws of many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in such other states, those states might not apply Delaware law and might subject the Trust's shareholders to liability. To offset this risk, the Trust's declaration of trust: (i) provides that its shareholders are not liable for its obligations, and (ii) requires the Trust to indemnify any shareholder who is held personally liable for the obligations of the Trust. Thus the risk of a Trust shareholder being subject to liability beyond his or her investment is limited to the following unusual circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Trust is itself unable to meet its obligations. In light of Delaware law, the nature of the Trust's proposed business, and the nature of its assets, we believe that the risk of personal liability to a Trust shareholder is remote.

Shareholder Meetings and Voting Rights. Under Maryland law and the Bylaws of the Company, the Company is not required to have an annual stockholder meeting to elect directors and consider any other matters properly coming before the meeting, except that the Company is required to hold a meeting in any year in which the election of directors is required by the 1940 Act. The Bylaws of the Company further provide that the Board may determine to hold annual meetings of stockholders. The Trust is not required to hold annual shareholder meetings, and does not intend to do so unless required by the 1940 Act.

The Company is required to hold a special stockholder meeting for any proper purpose when requested by the Board or the President, or at the written request of a majority of the Board or of stockholders entitled to cast at least ten percent of the votes entitled to be cast at the meeting. The Trust is required to hold a special shareholder meeting for any proper purpose when requested by a majority of the trustees or by the holders of at least ten percent of its outstanding shares. Both the Company and the Trust are also required to hold special stockholder or shareholder meetings when required by the 1940 Act under certain circumstances (such as when a majority of the directors or trustees has not been elected by the stockholders or shareholders or when it wants to sign a new or materially amended investment advisory agreement with the Adviser).

In general, shareholders of the Trust have voting rights only with respect to a limited number of matters specified in the declaration of trust (such as certain mergers of the Trust) and such other matters as the Trustees may determine or as may be required by the 1940 Act.

Under Maryland corporate law, which governs stockholder approval in addition to the 1940 Act, a greater number of matters require approval by the stockholders of the Company (such as the merger, consolidation, share exchange or dissolution of the Company or most amendments to the Company’s charter to effect reverse stock splits or to take other actions). Therefore, as a shareholder of the Trust, you may have less control over your investment than as a stockholder of the Fund.

For a stockholder meeting of the Company to have a quorum, one-third of the Company's shares entitled to vote must be present (either in person or by proxy). With respect to any matter which, under applicable statutes and regulatory requirements, requires approval by a separate vote of one or more series or classes of the Company’s stock, the presence in person or by proxy of the holders of one third of the shares of stock of each series or class required to vote as a series or class, shall be sufficient to constitute a quorum. When voting on matters affecting the Company or the Trust generally (such as the election of directors or trustees or approval of independent accountants), all stockholders of the Company or the Trust vote together without regard to Fund or series.

Director/Trustee Indemnification and Liability. A director of a Maryland corporation, such as the Company, must perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. A director who performs his or her duties in accordance with this standard of conduct has no liability by reason of being or having been a director of a corporation. Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation or its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Company's charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Subject to the provisions in the governing instrument, the Delaware Statutory Trust Act provides that a Trustee or other person managing the Trust, when acting in such capacity, will not be personally liable to any person other than the Trust or a shareholder of the Trust for any act, omission or obligation of the Trust or any Trustee. The declaration of trust will provide that a Trustee will not be liable for any act or omission or any conduct in his capacity as a Trustee except for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Trustees, when acting in such capacity, shall not be personally liable to any person (other than the Trust or its shareholders as described above) for any act, omission or obligation of the Trust or any Trustee.

The Company indemnifies the Directors from claims and expenses arising out of their services to the Company, unless they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The same is true with respect to Trustees of the Trust.

Amendments of Charter Documents. Generally, amendments to the Company's charter require stockholder approval. Amendments to the Trust's declaration of trust can be made by the Trustees without shareholder approval unless required by applicable law, or such amendments would diminish or eliminate any voting rights.

Mergers and Other Reorganizations. The Company is generally required to obtain stockholder approval to merge or consolidate with any corporation or other organization or to dissolve. The Trust’s declaration of trust will provide that the Trustees, without shareholder approval (unless required by applicable law), may cause (i) the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law) or other business entities that are formed under the laws of the United States or a state so long as the surviving or resulting entity is an investment company or a series thereof that will succeed to the Trust’s registration under the 1940 Act, (ii) any one or more series or class of the Trust to merge or consolidate with or into any one or more other series or class of the Trust, one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, or corporations, (iii) the shares of the Trust to be exchanged pursuant to any state or federal statute to the extent permitted by law, or (iv) the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction.

Right of Inspection. Each stockholder of the Company is permitted to inspect the Company's Bylaws, minutes of stockholder meetings, annual statements of affairs and voting trust agreements. Each shareholder of the Trust is permitted to inspect records, accounts and books of the Trust for any legitimate purpose.

If the reorganization is not approved by the stockholders, it will not take place, and the Company will continue to operate as a Maryland corporation.

The Board of Directors unanimously recommends that stockholders vote FOR the proposed reorganization described in Proposal 2.

GENERAL INFORMATION

A.	Evaluation by the Board of Directors

The Board of Directors met on July 21, 2005, to evaluate the above Proposals and their possible effects on the Fund.

As described above under Proposals 1 and 2, the Board of Directors carefully considered the merits of the nominee for Director and the advisability and benefits to stockholders of the proposed plan of reorganization.

The Board of Directors was advised by its own independent legal counsel and considered all information that it determined was relevant to its deliberations. After careful consideration, the Board of Directors decided to unanimously approve the Proposals and directed that all of the Proposals be submitted to stockholders for their approval. In approving the Proposals, the Directors determined that the Proposals would be beneficial to stockholders and in the best interest of the Company.

The Board of Directors unanimously recommends that stockholders vote FOR all of the Proposals.

B.	Other Matters to Come Before the Meeting

The Company knows of no other matters that are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their discretion on such matters.

C.	Stockholder Proposals

The Meeting is a special meeting of stockholders. The Fund is not required to, nor does it intend to, hold regular meetings of its stockholders, unless required to do so by applicable law or otherwise necessary. If an annual or special meeting is called in the future, any stockholder who wishes to submit a proposal for consideration at the meeting must deliver notice of the proposal to the Company at least 60 days before the meeting, or if less than 70 days notice is given by the Company to stockholders, any such notice by a stockholder to be timely must be received by the Company no later than the tenth day following the day on which notice of the meeting was given or public disclosure made.

D.	Other Information

GE Private Asset Management, Inc., located at 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007, is the investment adviser to the Fund. Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017, currently is the sub-adviser to the Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02101, is the custodian of the Fund. Capital Brokerage Corporation, located at 6620 West Broad Street, Richmond, Virginia 23230, is the distributor of the shares of the Fund. Integrated Fund Services, Inc, located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, is the administrator of the Fund as well as the transfer agent for the shares of the Fund. Genworth is located at 6620 West Broad Street, Richmond, Virginia 23230. General Electric Company is located at 3135 Easton Turnpike, Fairfield, Connecticut 06431.

You can find more information about Fund’s investment policies in its Prospectus and Statement of Additional Information (SAI), which are available free of charge.

To request a free copy of the Prospectus or SAI, call us at (800) 238-0810. You can review and copy further information about the Fund, including the Prospectus or SAI, at the Securities and Exchange Commission’s (SEC’s) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about the Fund are available at the SEC’s Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009 or by e-mailing the SEC at publicinfo@sec.gov.

You can find further information about the Fund in its annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please contact us at (800) 238-0810 or GE Contra Fund, 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007.

Please complete, sign and return this proxy promptly. No postage is required if mailed in the United States. You also may authorize proxies to cast your vote by Internet or by telephone following the instructions on the enclosed proxy card.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
BETWEEN GE PRIVATE ASSET MANAGEMENT FUNDS, INC. AND
GE PRIVATE ASSET MANAGEMENT FUNDS

This Agreement and Plan of Reorganization (“Agreement”) is made as of this ___ day of ________, 200_ by and between GE PRIVATE ASSET MANAGEMENT FUNDS, INC., a Maryland corporation (the “Fund”), and GE PRIVATE ASSET MANAGEMENT FUNDS, a Delaware statutory trust (the “Trust”) (the Fund and the Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	PLAN OF REORGANIZATION.

(a)  Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (the “Assets”). In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value (the “Trust Shares”), of the Trust, equal in number to the number of full and fractional shares of common stock, $0.001 par value per share (the “Common Stock”), of the Fund outstanding at the close of business on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s stockholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the “Board of Directors”) authorizing the transactions contemplated by this Agreement.

(b)  In order to effect the delivery of Trust Shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each stockholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional Trust Shares equal to the number of full and fractional shares of Common Stock such stockholder holds in the Fund at the close of business on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the fourth decimal place. At the close of business on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of the Trust Shares shall be deemed to be the same as the net asset value per share of the Common Stock. On the Effective Date of the Reorganization, each certificate representing shares of Common Stock will be deemed to represent the same number of Trust Shares, provided, however, new certificates representing Trust Shares will not be issued.

(c)  As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund, in which the shares of Common Stock held by such stockholders shall be cancelled.

(d)  The expenses of entering into and carrying out this Agreement will be borne by the Fund.

2.	CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Trust in exchange for the assumption and payment, when due, by the Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the Trust Shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals for the Closing and the final adjournment of the meeting of stockholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree (“Effective Date of the Reorganization”).

3.	CONDITIONS PRECEDENT.

The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a)  Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b)  An amendment of the Form N-8A Notification of Registration (“Form N-8A”) filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c)  Each party shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Paul, Hastings, Janofsky & Walker LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the stockholders of the Fund or the Trust;

(d)  The Fund shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued by the Trust;

(e)  The Trust shall have received legal opinion(s) , dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly incorporated, existing, and in good standing under the laws of the State of Maryland; (ii) the Fund is a open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

(f)  The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

(g)  This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the necessary action of the Board of Directors and the stockholders of the Fund;

(h)  The stockholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

(i)
Elect as Trustees of the Trust the following individuals: Nominees to serve as Trustees - Messrs. John A. Fibiger, Dwight M. Jaffee and Douglas A. Paul, and Gurinder S. Ahluwalia or such other person then serving as an interested director of the Fund; and

(ii)
Approve an Investment Management Agreement between GE Private Asset Management, Inc. (“GEPAM”) and the Trust which is substantially identical to the then-current Investment Management Agreement, as amended and restated to date, between GEPAM and the Fund;

(iii)
Approve an Investment Sub-Advisory Agreement between GEPAM and with Credit Suisse Asset Management, LLC (“CSAM”) which is substantially identical to the then-current Investment Sub-Advisory Agreement, as amended and restated to date, between GEPAM and CSAM; and

(i)  The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

(i)	Approval of the Investment Management Agreement described in paragraph (h)(ii) of this Section 3 between GEPAM and the Trust;

(ii)	Approval of the Investment Sub-Advisory Agreement described in paragraph (h)(iii) of this Section 3 between GEPAM and CSAM;

(iii)	Approval of the assignment to the Trust of the Distribution Agreement, dated June 24, 2004, between Capital Brokerage Corporation and the Fund;

(iv)	Approval of the assignment to the Trust of the Custodian Agreement, dated June 29, 2001, as amended to date, between State Street and Trust Company and the Fund;

(v)	Selection of KPMG LLP as the Trust’s independent auditors for the fiscal year ending September 30, 2005;

(vi)
Approval of the assignment to the Trust of the Administration, Accounting Services, Transfer Agency and Shareholder Services Agreement, dated December 28, 2004, as amended to date, between Integrated Fund Services, Inc. and the Fund;

(vii)
Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3;

(viii)	Submission of the matters referred to in paragraph (g) of this Section 3 to the Fund as sole shareholder of the Trust; and

(ix)
Authorization of the issuance and delivery by the Trust of shares of the Trust on the Effective Date of the Reorganization and the assumption by the Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, in the discretion of the management or Board of Directors of the Fund or the management or Board of Trustees of the Trust.

4.	DISSOLUTION OF THE COMPANY.

Promptly following the consummation of the distribution of the shares of the Trust to holders of shares of common stock of the Fund under this Agreement, the officers of the Company shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution. The shares of Common Stock held by such stockholders shall be cancelled in the dissolution of the Company.

5.	TERMINATION.

The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the stockholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.	ENTIRE AGREEMENT.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.	FURTHER ASSURANCES.

The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.	COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.	GOVERNING LAW.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

GE PRIVATE ASSET MANAGEMENT FUNDS, INC. (a Maryland corporation)	Attest:

By: ____________________________	By: ____________________________
Name: __________________________	Name: __________________________
Title: ___________________________	Title: ___________________________

GE PRIVATE ASSET MANAGEMENT FUNDS (a Delaware statutory trust)	Attest:

By: ____________________________	By: ____________________________
Name: __________________________	Name: __________________________
Title: ___________________________	Title: ___________________________

GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
Special Meeting of Stockholders
GE Contra Fund, a Series of GE Private Asset Management Funds, Inc.
To be held September 9, 2005

The undersigned shareholder of GE Contra Fund, the only series of stock of GE Private Asset Management Funds, Inc. (the “Company”) hereby appoints Regina M. Fink, Thomas Rose and Philip H. McKinley and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company, to be held on September 9, 2005, at 10:00 a.m. local time, at 16501 Ventura Boulevard, Suite 201, Encino, California 91436-2007, and at any adjournments and postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title.

Signature

Signature of joint owner, if any

Date	GEC_15534

The votes entitled to be cast will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the nominee as director and “for” each other proposal described in the Proxy Statement. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on August 1, 2005. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting, or any adjournments or postponements thereof, including, without limitation, all matters incident to the conduct of the Meeting.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE GE CONTRA FUND.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Proposal 1: Election of Director:	FOR	WITHHOLD
01 Gurinder S. Ahluwalia	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2: Approval of a plan to reorganize the Company from a Maryland corporation into a Delaware statutory trust, including the liquidation and dissolution of the Company.	☐	☐	☐

Proposal 3: Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also authorize proxies to cast your vote by Internet at https://vote.proxy-direct.com (just follow the simple instructions once you have logged in) or by telephone by calling toll-free 1-866-241-6192.

August 8, 2005

GE Private Asset Management Funds, Inc.
Supplement to Proxy Statement

The last sentence of the second paragraph on page 1 of the Proxy Statement is deleted and replaced with the following:

At the close of business on the Record Date, the Fund had 76,159,088.668 shares outstanding.